UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Dendreon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 2nd Avenue, Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2014, Dendreon Corporation, a Delaware corporation (the “Company”) issued a press release regarding the Company’s financial results for its quarter ended March 31, 2014. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, is provided under Item 2.02 of Form 8-K and, pursuant to General Instruction B.2 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Dendreon Corporation press release dated May 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

Date: May 8, 2014	/s/ Robert Crotty
Robert Crotty
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dendreon Corporation press release dated May 8, 2014.